UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of report (date of earliest event reported): September 12, 2007

                   Long Island Physicians Holdings Corporation
             (Exact name of registrant as specified in its charter)

          New York                     0-27654-NY                11-3232989
(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)          Identification No.)

                      ONE HUNTINGTON QUADRANGLE SUITE 4C-01
                               MELVILLE, NY 11747
               (Address of principal executive offices) (Zip Code)

                                 (631) 454-1900
              (Registrant's telephone number, including area code)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02   Departure of Directors or Principal Officers; Election of Directors;
            Appointment of Principal Officers.
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      On  August  27,  2007,  Paul  Accardi,  the  Registrant's  Executive  Vice
President, and Chief Executive Officer and Chief Operating Officer of MDNY Healthcare, Inc., Registrant's majority-owned subsidiary ("MDNY"), notified the Boards of Directors of the Registrant and of MDNY of his resignation from all such positions effective September 19, 2007. Mr. Accardi has agreed to act as a consultant to MDNY, on terms to be agreed.

      On September 12, 2007, MDNY's Board of Directors appointed Ronald Perrone, MDNY's Chief Medical Officer, to become MDNY's Chief Executive Officer as well, effective as of September 19, 2007.

                                   SIGNATURES
                                   ----------

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    LONG ISLAND PHYSICIANS HOLDINGS CORPORATION

Dated: September __, 2007                By:
                                            --------------------------------
                                            Concetta Pryor
                                            Chief Financial Officer